UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2014 (January 9, 2014)

iPayment Holdings, Inc.
iPayment, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-177233-19 000-50280	20-4777880 62-1847043
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tower 56, 126 East 56th Street 33rd Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (212) 802-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Kurt C. Metzler’s employment with iPayment, Inc. (the “Company”) and iPayment Holdings, Inc. (“Holdings”) terminated on January 9, 2014. Mr. Metzler was formerly Senior Vice President - Strategic Development for the Company and Holdings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPAYMENT HOLDINGS, INC.

	By:	/s/ Philip J. Ragona
		Name: Title:	Philip J. Ragona Senior Vice President and General Counsel
Dated: February 14, 2014

iPAYMENT, INC.

	By:	/s/ Philip J. Ragona
		Name:	Philip J. Ragona
		Title:	Senior Vice President and General Counsel
Dated: February 14, 2014